                           $242,500,000 (APPROXIMATE)


               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A
                  CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS A-4



                           LONG BEACH ACCEPTANCE CORP.
                             ORIGINATOR AND SERVICER


                   LONG BEACH ACCEPTANCE RECEIVABLES CORP. II
                                   TRANSFEROR




                                  MARCH 3, 2003




                      [RBS GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
          Agent for the Issuer or its affiliates in connection with the proposed transaction.

  These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior computational materials for this transaction. In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the "Prospectus".

PRELIMINARY COMPUTATIONAL MATERIALS               DATE PREPARED:  MARCH 3, 2003


               Long Beach Acceptance Auto Receivables Trust 2003-A

                           $250,000,000 (APPROXIMATE)

                          $242,500,000 CLASS A NOTES (1)

-------------------------------------------------------------------------------
  (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Class B Notes and the Certificate are provided solely for informational purposes.)
-------------------------------------------------------------------------------

---------------------------------=============================================================================================
Class                                  Class A-1 Notes       Class A-2 Notes Class A-3 Notes Class A-4 Notes   Class B Notes
------------------------------------------------------------------------------------------------------------------------------
Principal Amount(1)                     $45,500,000           $63,500,000     $67,500,000     $66,000,000      $7,500,000
Class Percentage                           18.20%                25.40%          27.00%           26.40%           3.00%
Initial Credit Support(2)           Policy issued by MBIA     Policy issued   Policy Issued   Policy Issued       Class B
                                    Insurance Corporation        by MBIA         by MBIA         by MBIA       Reserve Account
                                           ("MBIA")
Expected Rating (Moody's/S&P)             P-1/A-1+               Aaa/AAA         Aaa/AAA         Aaa/AAA       Ba3 (Moody's)
Coupon Rate(3)                               TBD                   TBD             TBD             TBD              TBD
Statistical Pool APR                       12.67%                12.67%          12.67%           12.67%          12.67%
Originator/Servicer                 Long Beach Acceptance         LBAC            LBAC             LBAC            LBAC
                                        Corp. ("LBAC")
Indenture Trustee/Back-up         JP Morgan Chase ("Chase")       Chase           Chase           Chase            Chase
Servicer/Collateral Agent/Trust
Owner Trustee                     Wilmington Trust Company     Wilmington      Wilmington       Wilmington      Wilmington
                                        ("Wilmington")
Pricing Prepayment Speed                  1.70% ABS             1.70% ABS       1.70% ABS       1.70% ABS           NA
Projected Weighted Average Life           0.30 Years            1.00 Years      2.00 Years       3.25 Years          NA
Pricing Benchmark                        3 Month LIBOR            EDSF            Swaps           Swaps             NA
Expected Issuance and Closing Date     March 13, 2003        March 13, 2003  March 13, 2003   March 13, 2003  March 13, 2003
Payment Dates                           15th day of            15th day of     15th day of     15th day of      15th day of
                                         each month            each month      each month      each month       each month
Record Date                        Last day of the Accrual     Last day of     Last day of   Last day of the    Last day of
                                            Period             the Accrual     the Accrual   the Accrual        the Accrual
                                                                 Period          Period          Period             Period
Interest Accrual & Delay Days          Actual/360 - - 0        30/360 - - 0    30/360 - - 0     30/360 - - 0    30/360 - - 0
Final Scheduled Payment Date              March 2004           March 2006       July 2007     November 2009    November 2009
ERISA Eligible                               Yes                   Yes             Yes             Yes              NA
---------------------------------=============================================================================================

(1) Subject to a variance of +/- 10%.
(2) The Class A Notes have the benefit of (a) an insurance policy (the "Policy") to be issued by MBIA as the Note Insurer which will guarantee Insured Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account and (c) 3.0% subordination evidenced by the Class B Notes. Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread), second, from withdrawals from the Spread Account and third, from draws on the Policy. The issuer expects that excess spread, equivalent to the weighted average APR on the Receivables less the sum of the Servicing Fee, the Senior Strip, the Indenture Trustee, the Custodian and the Backup Servicer fees, the premium payable to MBIA and the interest due on the Notes will be approximately 7.48% per annum at the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the Receivables, changes in the Servicing Fee, as well as numerous other factors. As such, no assurance can be given as to such numbers' accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.
(3) The coupon on the Class A-4 Notes will increase by 0.50% after the first date on which the Clean-up Call is exercisable.


                                                                              2
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



THE TRUST:                 Long Beach Acceptance Auto Receivables Trust 2003-A
                           (the "Trust") will be formed pursuant to a Trust
                           Agreement between Long Beach Acceptance Receivables
                           Corp. II (the "Transferor"), a wholly-owned subsidiary of Long Beach Acceptance Corp. ("LBAC"), and Wilmington Trust Company (the "Owner Trustee").

PLEDGED PROPERTY:          The property pledged by the Trust to the Indenture
                           Trustee for the benefit of the Noteholders and the
                           Note Insurer (the "Pledged Property") will include
                           (i) a pool of retail installment sale contracts (the
                           "Contracts") originated by LBAC (the "Receivables") secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the "Financed Vehicles") aggregating approximately $250,000,000 in principal amount (the
                           "Original Pool Balance") as of March 1, 2003 (the
                           "Cut-off Date"); (ii) all moneys received on or after the Cut-off Date with respect to the Receivables;
                           (iii) the security interests in the Financed
                           Vehicles; (iv) any proceeds of any physical damage insurance policies covering Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property
                           (including the right to receive future Liquidation
                           Proceeds) that shall have secured a Receivable and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Receivables; (viii) the rights of the Trust under the Purchase Agreement; (ix) all
                           Recoveries and Liquidation Proceeds with respect to the Receivables; (x) the limited guarantee of Ameriquest Mortgage Company ("AMC") (as described in the Prospectus); (xi) refunds for the costs of extended service contracts and of certain unearned premiums with respect to Financed Vehicles or Obligors; (xii) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust; (xiii) all amounts and property from time to time held in or credited to the Lock-Box Account (as described in the Prospectus); and (xiv) all proceeds of the foregoing.

THE NOTES:                 The Trust will issue five classes of Asset-Backed
                           Notes pursuant to an Indenture between the Trust and JP Morgan Chase, as Indenture Trustee, designated
                           Class A-1 (the "Class A-1 Notes"), in an aggregate original principal amount of approximately
                           $45,500,000, Class A-2 (the "Class A-2 Notes"), in an aggregate original principal amount of approximately
                           $63,500,000, Class A-3 (the "Class A-3 Notes"), in an aggregate original principal amount of approximately
                           $67,500,000, Class A-4 (the "Class A-4 Notes"), in an aggregate original principal amount of approximately
                           $66,000,000 and Class B (the "Class B Notes"), in an aggregate original principal amount of approximately
                           $7,500,000. The Class A-1, Class A-2, Class A-3 and
                           Class A-4 Notes are collectively referred to herein as the "Class A Notes", and will be issued in an aggregate original principal amount of approximately
                           $242,500,000, and the Class B Notes, together with the Class A Notes, are referred to herein as the "Notes". The Notes will be secured by the Pledged
                           Property as and to the extent provided in the Indenture. The Trust will also issue a single certificate (the "Certificate") evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Receivables (as defined herein). The Certificate and the Notes are referred to herein collectively as the "Securities".
                           Only the Class A Notes are being offered by the Prospectus.

                                                                              3
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



                           The aggregate original principal amount of the Class A-1 Notes will equal approximately 18.20% (the "Class A-1 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-2 Notes will equal approximately 25.40% (the "Class A-2 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-3 Notes will equal approximately 27.00% (the "Class A-3 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-4 Notes will equal approximately 26.40% (the "Class A-4 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class B Notes will equal approximately 3.00% (the "Class B Percentage") of the Original Pool Balance on the Closing Date.

                           Payments of interest on and principal of the Class B Notes will be subordinated in priority of payment to interest and principal due on the Class A Notes, payments to the Indenture Trustee, the Servicer, the Senior Strip (as defined herein) and the Note Insurer and, with respect to principal of the Class B Notes, the funding of the Spread Account and the Class B Reserve Account to their respective requisite amounts to the extent described in the Sale and Servicing Agreement; provided, however, that interest payments on the Class B Notes may be made using amounts from the Senior Strip and amounts, if any, on deposit in the Class B Reserve Account on each Payment Date and principal payments on the Class B Notes may be made using amounts, if any, released from the Class B Reserve Account on each Payment Date. Accordingly, except for amounts due to the Class B Notes from the Senior Strip and amounts, if any, on deposit in the Class B Reserve Account, the Class A Notes will generally receive as credit enhancement the benefit of amounts otherwise due on the Class B Notes.

                           Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

THE CERTIFICATE:           The Trust will issue the Certificate, which
                           represents the equity ownership in the Trust and is subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement.
                           The Certificate does not have a principal balance.
                           The Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the "Certificateholder").

LEAD UNDERWRITER:          Greenwich Capital Markets, Inc.

CO-UNDERWRITER:            Barclays Capital, Inc.

THE POLICY:                On the Closing Date, MBIA Insurance Corporation (the
                           "Note Insurer") will issue a financial guaranty insurance policy (the "Policy") to the Trust
                           Collateral Agent for the benefit of the Class A
                           Noteholders. Pursuant to the Policy, the Note Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Insured Payments
                           (as defined below) on each Payment Date. The Note
                           Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

                           The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                           "Insured Payments" means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to the Class A Interest Payment Amount and with respect to the Final Scheduled Payment Date, for each class of Class A Notes, the Class A Principal Payment Amount, each as due and payable on such Payment Date. Insured Payments will on any Payment Date include an amount necessary to remedy any undercollateralization of the Class A Notes.

                           Insured Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy is described in greater detail in the Prospectus.


                                                                              4
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




PAYMENTS TO
NOTEHOLDERS:               Payments of interest on the Notes, to the extent
                           funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day)
                           (each, a "Payment Date"), commencing April 15, 2003, in the following amounts:

                           (i) With respect to the Class A-1 Notes, interest accrued at the Class A-1 Note Rate based on actual number of days elapsed in the applicable accrual period on the Class A-1 Note balance and with respect to the Class A-2, Class A-3 and Class A-4 Notes and the first Payment Date, [32] days of interest at Class A-2 Note Rate, Class A-3 Note Rate or Class A-4 Note Rate, as applicable, and with respect to all other Payment Dates, 30 days of interest, in each case on the Class A-2 Note balance, Class A-3 Note balance or Class A-4 Note balance, as applicable, as of the close of business on the last day of the related Collection Period ("Class A Interest Payment Amount");

                          (ii) With respect to the Class B Notes and the first Payment Date, [32] days of interest at the Class B Note Rate, and with respect to all other Payment Dates, 30 days of interest at the Class B Note Rate, in each case on the Class B Note balance as of the close of business on the last day of the related Collection Period ("Class B Interest Payment Amount").

                           Payments of interest on a Class of Notes will be made on a pro rata basis to holders of record of such Class as of the last day of the related accrual period (each, a "Record Date"). The Record Date for the first Payment Date will be March [13], 2003. Accrued interest on the Class A-1 Notes will be calculated on an actual/360 basis and accrued interest on the Class A-2, Class A-3, Class A-4 and the Class B Notes will be calculated on a 30/360 basis.

                           Payments of principal on or in respect of the Notes, to the extent funds are available therefor, will be distributed on each Payment Date (i) first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero, and then to Class A-4 Noteholders, until the outstanding principal amount of the Class A-4 Notes is zero, in an amount equal to the Class A Principal Payment Amount (as defined herein) and (ii) to the Class B Noteholders from amounts released from the Class B Reserve Account, until the outstanding principal amount of the Class B Notes is zero.

                                                                              5
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



                           The "Principal Payment Amount" means (i) with respect to any Payment Date other than the respective Final Scheduled Payment Date, the sum of the following amounts (without duplication): (a) the principal portion of all payments received in respect of the Receivables (excluding Recoveries); (b) the principal portion of all prepayments in full received in respect of the Receivables during the related Collection Period, including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period; (c) the portion of the Purchase Amount allocable to principal of each Receivable that was repurchased by the Originator or purchased by the Servicer in each case as of the last day of the related Collection Period and, at the option of the
                           Note Insurer, the Principal Balance of each
                           Receivable that was required to be but was not so purchased or repurchased; (d) the principal balance of each Receivable that first became a Liquidated Receivable during the related Collection Period; and
                           (e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period, and (ii) with respect to the Final Scheduled Payment Date for a class, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding principal amount of such class.

                           The "Class A Principal Payment Amount" with respect to any Payment Date will be equal to the Class A Percentage of the Principal Payment Amount; provided, that on the Final Scheduled Payment Date for any Class A Notes, the "Class A Principal Payment Amount" shall be the then outstanding principal amount of such Class A Notes.

                           A "Liquidated Receivable" means any Receivable with respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

PRIORITY OF
PAYMENTS:                  On each Payment Date, the Indenture Trustee shall,
                           from the Available Funds, make the following Payments in the following order of priority:

                           (i)      first, to LBAC, the Monthly Dealer
                                    Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, to the extent the Available Funds, except amounts relating to the Senior Strip, are insufficient to cover such amounts then such deficiency may be paid to the Servicer from the Deficiency Claim Amount (as defined herein) with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and third, the Senior Strip shall be distributed pursuant to clauses (vi) and
                                    (viii) below until the outstanding principal amount of the Class B Notes are reduced to zero, and thereafter, to LBAC;

                                                                              6
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



                           (ii) to the Note Insurer, the Indenture Trustee, the Back-Up Servicer and the Custodian, the Note Insurer premium, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Note Insurer premiums, Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent;
                           (iii) to the Class A-1 Noteholders, Class A-2
                                 Noteholders, Class A-3 Noteholders and Class
                                 A-4 Noteholders, pro rata based on the Note
                                 Interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A Interest Carryover Shortfall and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and (b) the Policy Claim Amount (as defined herein) with respect to such Payment Date;
                           (iv) to the Class A Noteholders, the sum of the Class A Principal Payment Amount and any Class A Principal Carryover Shortfall and, to the extent the remaining Available Funds are insufficient, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, and
                                 (b) the Policy Claim Amount with respect to such Payment Date, such principal being applied first to, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third, to reduce the outstanding principal amount of the Class A-3 Notes to zero, and last, to reduce the outstanding principal amount of the Class A-4 Notes to zero;
                          (v) first, to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium, and second, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and third, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;
                           (vi) to the Class B Noteholders, the sum of the Class B Interest Payment Amount and any Class B Interest Carryover Shortfall; and, to the extent that funds are unavailable to pay such amounts, such shortfall will be drawn first from (a) the Senior Strip and second from (b) the Class B Reserve Account to the extent funds are available;
                           (vii) to the Collateral Agent, for deposit to the
                                 Spread Account, all the remaining Available
                                 Funds;
                           (viii)to the Collateral Agent, for deposit to the
                                 Class B Reserve Account, the remaining portion of the Senior Strip and all monies released from the Spread Account;
                           (ix) from amounts released from the Class B Reserve Account on such Payment Date, if any, to the Class B Noteholders, to reduce the outstanding principal amount of the Class B Notes to zero; and
                            (x)  to the Certificateholder, any remaining
                                 releases from the Class B Reserve Account.

EVENT OF DEFAULT:          Events of default under the Indenture are described
                           in the Prospectus.

SPREAD ACCOUNT:            As part of the consideration for the issuance of the
                           Policy, a cash collateral account (the "Spread
                           Account") will be established with the Collateral
                           Agent for the benefit of the Note Insurer and the










                           Trust Collateral Agent on behalf of the Class A Noteholders.

                                                                              7
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


                           Amounts on deposit in the Spread Account will be distributed to Class A Noteholders or released to the Class B Reserve Account to the extent described in the Prospectus. However, the Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders and without confirmation from Moody's that the rating of the Class B Notes will not be qualified, modified or withdrawn. Accordingly, Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Notes.

TAX STATUS OF THE
TRUST: In the opinion of Dewey Ballantine LLP, the Class A Notes will be characterized as indebtedness, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

ERISA ELIGIBILITY:         Subject to certain conditions described in the
                           Prospectus, the Class A Notes will be ERISA eligible.
                           See "ERISA Considerations" in the Prospectus.

OPTIONAL REDEMPTION:       The Certificateholder may at its option redeem the
                           Notes on any Payment Date on or after which the aggregate principal amount of the Receivables is equal to 10% or less of the aggregate principal amount of the Receivables as of the Cut-off Date, at a redemption price equal to the then outstanding principal amount of the Notes plus all accrued and unpaid interest thereon as of such Payment Date;
                           provided that the Certificateholder's right to exercise such option will be subject to the prior approval of the Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A Notes would remain unpaid.

THE ORIGINATOR/SERVICER:   Long Beach Acceptance Corp. ("LBAC").

GLOSSARY OF TERMS:         "Available Funds" for a Payment Date will be the sum
                           of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer in accordance with the Sale and Servicing Agreement);
                           (ii) all proceeds received during such Collection
                           Period with respect to Receivables that became
                           Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation
                           Proceeds"); (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase
                           Amount of each Receivable that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; (v) the amount of any Simple Interest Advance (as described in the Prospectus) deposited to the Collection Account by the Servicer with respect to such Collection Period;
                           and (vi) any earnings on investments of funds in the Collection Account.

                           "Class A Percentage" means 97.00%.

                           "Class B Percentage" means 3.00%.

                           "Closing Date" means March [13], 2003.

                           "Deficiency Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Determination Date pursuant to clauses (i) through (iv) and sub-clause first of clause (v) under "Priority of Payments" above. The Deficiency Claim Amount will be drawn from the Spread Account, to the extent available, to make payments pursuant to clauses (i) through (iv) and sub-clause first of clause (v) under "Priority of Payments" above.

                                                                              8
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

                           The "Determination Date" with respect to any Payment Date will be the fourth Business Day preceding such Payment Date.

                           "Payahead Amount" means, with respect to Receivables that are actuarial receivables or Rule of 78 receivables, payments remitted by the related obligor prior to the Cut-off Date in excess of the aggregate of scheduled receivables payments, Servicer expenses and late fees, if any, retained by the Servicer in accordance with its payment application procedures.

                           "Policy Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the sum of (i) the amount of the Available Funds (after giving effect to the payments to be made on the related Payment Date pursuant to clause (i) and (ii) under "Priority of Payments" above) with respect to such Determination Date plus (ii) the amount of the Deficiency Claim Amount, if any, available to be delivered by the Collateral Agent to the Trust Collateral Agent pursuant to a notice delivered on the fourth Business Day preceding the related Payment Date, is less than the Insured Payments for such Payment Date.

                           "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables as of such date (excluding Liquidated Receivables and Receivables purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

                           "Purchase Agreement" means the Purchase Agreement dated as of March 1, 2003, between the Transferor and LBAC, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC.

                           "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

                           "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

                           "Recoveries" means, with respect to each Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

                           "Requisite Amount" means, with respect to any Payment Date, the amount determined from time to time in accordance with certain portfolio performance tests agreed upon by the Note Insurer and the Transferor as a condition to the issuance of the Policy which portfolio performance tests may be amended, modified or terminated by the Note Insurer and the Transferor without the consent of the Trust Collateral Agent or the Noteholders so long as a Note Insurer Default (as defined in the Prospectus) shall not have occurred and be continuing.

                           "Senior Strip" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the second preceding Collection Period and (iii) 0.25%.

                           "Servicing Fee" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the second preceding Collection Period and (iii) 2.20%.

                           "Statistical Cut-off Date" means February 1, 2003.

                                                                              9
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                             10
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    This information is provided to you solely by Greenwich Capital Markets,
       Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

   These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
                          Capital sales representative.

                               AVERAGE LIFE TABLES


CLASS A-1 TO CALL
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------
FLAT
PRICE                           1.25% ABS           1.50% ABS            1.70% ABS            2.00% ABS            2.25% ABS
========================== ==================== =================== ==================== ==================== ====================
 WAL (YR)                         0.36                 0.33                0.30                 0.26                 0.24
 MDUR (YR)                        0.36                 0.33                0.30                 0.26                 0.24
 FIRST PRIN PAY                 04/15/03             04/15/03            04/15/03             04/15/03             04/15/03
 LAST PRIN PAY                  11/15/03             10/15/03            10/15/03             09/15/03             09/15/03
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------

CLASS A-2 TO CALL
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------
FLAT
PRICE                           1.25% ABS           1.50% ABS            1.70% ABS            2.00% ABS            2.25% ABS
========================== ==================== =================== ==================== ==================== ====================
 WAL (YR)                         1.19                 1.08                1.00                 0.90                 0.83
 MDUR (YR)                        1.17                 1.06                0.98                 0.89                 0.82
 FIRST PRIN PAY                 11/15/03             10/15/03            10/15/03             09/15/03             09/15/03
 LAST PRIN PAY                  12/15/04             10/15/04            08/15/04             07/15/04             05/15/04
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------

CLASS A-3 TO CALL
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------
FLAT
PRICE                           1.25% ABS           1.50% ABS            1.70% ABS            2.00% ABS            2.25% ABS
========================== ==================== =================== ==================== ==================== ====================
 WAL (YR)                         2.37                 2.15                2.00                 1.79                 1.64
 MDUR (YR)                        2.29                 2.09                1.94                 1.74                 1.60
 FIRST PRIN PAY                 12/15/04             10/15/04            08/15/04             07/15/04             05/15/04
 LAST PRIN PAY                  04/15/06             01/15/06            10/15/05             07/15/05             04/15/05
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------


CLASS A-4 TO CALL
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------
FLAT
PRICE                           1.25% ABS           1.50% ABS            1.70% ABS            2.00% ABS            2.25% ABS
========================== ==================== =================== ==================== ==================== ====================
 WAL (YR)                         3.85                 3.50                3.25                 2.89                 2.61
 MDUR (YR)                        3.60                 3.29                3.06                 2.74                 2.48
 FIRST PRIN PAY                 04/15/06             01/15/06            10/15/05             07/15/05             04/15/05
 LAST PRIN PAY                  06/15/07             01/15/07            10/15/06             05/15/06             01/15/06
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------

CLASS A-4 TO MATURITY
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------
FLAT
PRICE                           1.25% ABS           1.50% ABS            1.70% ABS            2.00% ABS            2.25% ABS
========================== ==================== =================== ==================== ==================== ====================
 WAL (YR)                         4.03                 3.70                3.42                 3.02                 2.73
 MDUR (YR)                        3.75                 3.47                3.21                 2.85                 2.59
 FIRST PRIN PAY                 04/15/06             01/15/06            10/15/05             07/15/05             04/15/05
 LAST PRIN PAY                  08/15/08             07/15/08            11/15/07             02/15/07             09/15/06
-------------------------- -------------------- ------------------- -------------------- -------------------- --------------------

                                                                             11
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A
                   BALANCES AS OF THE STATISTICAL CUT-OFF DATE

TOTAL CURRENT BALANCE                                $250,009,298
TOTAL AMOUNT FINANCED                                $270,286,744

NUMBER OF TOTAL PORTFOLIO LOANS                            14,061

                                                                                        MINIMUM             MAXIMUM
AVERAGE CURRENT BALANCE                                $17,780.34                     $1,502.88          $63,846.87
AVERAGE AMOUNT FINANCED                                $19,222.44                     $3,257.00          $65,225.20

WEIGHTED AVERAGE APR RATE                                 12.6740  %                     5.2500             25.5000  %
WEIGHTED AVERAGE ADJUSTED APR RATE                        12.6735  %                     5.2500             24.4500  %

WEIGHTED AVERAGE ORIGINAL LOAN TERM                            68  months                    12                  74  months
WEIGHTED AVERAGE REMAINING TERM                                64  months                     3                  72  months
WEIGHTED AVERAGE LOAN AGE                                       4  months                     0                  60  months

TOP DEALER STATE CONCENTRATIONS ($)             24.88 %  California,  7.20 %  Florida,  6.74 %  Arizona
TOP BORROWER STATE CONCENTRATIONS ($)           25.16 %  California,  7.37 %  Florida,  6.72 %  Arizona
NEW-USED BREAKDOWN ($)                          64.46 %  Used, 35.54 %  New
TOP MANUFACTURER CONCENTRATIONS ($)             23.13 %  Ford,  17.11 %  Chevrolet,  11.65 %  Dodge

CONTRACT DATE                                                                 Jan 28, 1998         Jan 29, 2003
MATURITY DATE                                                                 Apr 02, 2003         Feb 15, 2009



                                                                             12
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                % OF AGGREGATE
                                                                  PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
LOAN TYPE                                AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
------------------------------ -------------------------- ------------------------- --------------------------
 Precomputed                                         916             $9,809,788.63                      3.92%
 Simple Interest                                  13,145            240,199,508.94                      96.08
------------------------------ -------------------------- ------------------------- --------------------------
TOTAL                                             14,061           $250,009,297.57                    100.00%
============================== ========================== ========================= ==========================

                                                                                               % OF AGGREGATE
                                                                 PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                               NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
NEW/USED                                AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
------------------------------ -------------------------- ------------------------- --------------------------
 New                                               3,858            $88,860,590.63                     35.54%
 Used                                             10,203            161,148,706.94                      64.46
------------------------------ -------------------------- ------------------------- --------------------------
TOTAL                                             14,061           $250,009,297.57                    100.00%
============================== ========================== ========================= ==========================



                                                                             13
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                    % OF AGGREGATE
                                                                      PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                    NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
CONTRACT DATE                                AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
----------------------------------- -------------------------- ------------------------- --------------------------
 01/01/98- 12/31/98                                     1,232             $4,174,836.30                      1.67%
 01/01/00- 12/31/00                                         3                 22,959.60                       0.01
 01/01/01- 12/31/01                                         2                 20,693.21                       0.01
 01/01/02- 01/31/02                                        13                213,197.28                       0.09
 02/01/02- 02/28/02                                        93              1,378,688.95                       0.55
 03/01/02- 03/31/02                                       113              1,648,446.88                       0.66
 04/01/02- 04/30/02                                        72              1,210,749.94                       0.48
 05/01/02- 05/31/02                                        92              1,553,711.72                       0.62
 06/01/02- 06/30/02                                       103              1,733,727.77                       0.69
 07/01/02- 07/31/02                                       954             17,062,489.79                       6.82
 08/01/02- 08/31/02                                     2,567             46,456,619.34                      18.58
 09/01/02- 09/30/02                                     1,851             33,973,767.42                      13.59
 10/01/02- 10/31/02                                     1,828             35,762,961.61                      14.30
 11/01/02- 11/30/02                                     2,122             42,898,181.85                      17.16
 12/01/02- 12/31/02                                     1,594             33,144,023.36                      13.26
 01/01/03- 01/31/03                                     1,422             28,754,242.55                      11.50
----------------------------------- -------------------------- ------------------------- --------------------------
TOTAL                                                  14,061           $250,009,297.57                    100.00%
=================================== ========================== ========================= ==========================

                                                                                                  % OF AGGREGATE
                                                                    PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                  NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
CURRENT BALANCE ($)                        AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
--------------------------------- -------------------------- ------------------------- --------------------------
1,503- 2,500                                            368               $752,450.24                      0.30%
2,501- 5,000                                            754              2,656,900.43                       1.06
5,001- 7,500                                            395              2,490,545.30                       1.00
7,501- 10,000                                           668              5,936,074.13                       2.37
 10,001- 12,500                                       1,259             14,288,105.34                       5.72
 12,501- 15,000                                       1,663             22,996,852.06                       9.20
 15,001- 17,500                                       1,821             29,637,807.73                      11.85
 17,501- 20,000                                       1,835             34,424,463.09                      13.77
 20,001- 22,500                                       1,600             33,918,475.64                      13.57
 22,501- 25,000                                       1,296             30,697,331.71                      12.28
 25,001- 27,500                                         869             22,734,676.71                       9.09
 27,501- 30,000                                         612             17,521,921.69                       7.01
 30,001- 35,000                                         590             18,955,058.92                       7.58
(greater than) 35,000                                   331             12,998,634.58                       5.20
--------------------------------- -------------------------- ------------------------- --------------------------
TOTAL                                                14,061           $250,009,297.57                    100.00%
================================= ========================== ========================= ==========================


                                                                             14
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                      % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
APR RATE (%)                                                   AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- -------------------------
 5.250- 6.000                                                               137             $2,943,151.74                      1.18%
 6.001- 7.000                                                               394              8,809,384.09                       3.52
 7.001- 8.000                                                               665             15,148,599.46                       6.06
 8.001- 9.000                                                               919             20,813,210.22                       8.32
 9.001- 10.000                                                            1,218             26,742,091.50                      10.70
 10.001- 11.000                                                           1,050             22,030,128.78                       8.81
 11.001- 12.000                                                           1,165             24,137,317.78                       9.65
 12.001- 13.000                                                           1,172             22,930,378.25                       9.17
 13.001- 14.000                                                           1,204             22,318,642.88                       8.93
 14.001- 15.000                                                           1,246             22,052,325.39                       8.82
 15.001- 16.000                                                           1,056             17,263,884.72                       6.91
 16.001- 17.000                                                           1,120             16,493,969.87                       6.60
 17.001- 18.000                                                             909             11,491,972.99                       4.60
 18.001- 19.000                                                             708              8,198,059.92                       3.28
 19.001- 20.000                                                             470              4,698,975.28                       1.88
 20.001- 21.000                                                             464              3,247,350.10                       1.30
 21.001- 22.000                                                              56                334,078.51                       0.13
 22.001- 23.000                                                              87                295,252.49                       0.12
 23.001- 24.000                                                              10                 29,772.97                       0.01
 24.001- 25.000                                                              10                 27,666.43                       0.01
 25.001- 25.500                                                               1                  3,084.20                       0.00
----------------------------------------------------- -------------------------- ------------------------- -------------------------
TOTAL                                                                    14,061           $250,009,297.57                    100.00%
===================================================== ========================== ========================= =========================


                                                                             15
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                      % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF          OUTSTANDING AS OF
ADJUSTED APR RATE (%)                                          AUTOMOBILE LOANS     THE STAT CUT-OFF DATE      THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- -------------------------
 5.250- 6.000                                                               137             $2,943,151.74                      1.18%
 6.001- 7.000                                                               394              8,809,384.09                       3.52
 7.001- 8.000                                                               665             15,148,599.46                       6.06
 8.001- 9.000                                                               919             20,813,210.22                       8.32
 9.001- 10.000                                                            1,218             26,742,091.50                      10.70
 10.001- 11.000                                                           1,050             22,030,128.78                       8.81
 11.001- 12.000                                                           1,165             24,137,317.78                       9.65
 12.001- 13.000                                                           1,172             22,930,378.25                       9.17
 13.001- 14.000                                                           1,204             22,318,642.88                       8.93
 14.001- 15.000                                                           1,246             22,052,325.39                       8.82
 15.001- 16.000                                                           1,056             17,263,884.72                       6.91
 16.001- 17.000                                                           1,120             16,493,969.87                       6.60
 17.001- 18.000                                                             909             11,491,972.99                       4.60
 18.001- 19.000                                                             708              8,198,059.92                       3.28
 19.001- 20.000                                                             470              4,698,975.28                       1.88
 20.001- 21.000                                                             471              3,265,805.01                       1.31
 21.001- 22.000                                                              66                365,945.52                       0.15
 22.001- 23.000                                                              80                270,470.40                       0.11
 23.001- 24.000                                                               8                 27,812.73                       0.01
 24.001- 24.450                                                               3                  7,171.04                       0.00
----------------------------------------------------- -------------------------- ------------------------- -------------------------
TOTAL                                                                    14,061           $250,009,297.57                    100.00%
===================================================== ========================== ========================= =========================

                                                                                                                     % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
REMAINING TERM (MONTHS)                                        AUTOMOBILE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- ------------------------
 3- 6                                                                       293               $652,506.56                      0.26%
 7- 12                                                                      839              2,892,085.52                      1.16
 13- 18                                                                      99                589,302.72                      0.24
 19- 24                                                                      13                104,111.12                      0.04
 25- 30                                                                       6                 44,545.03                      0.02
 31- 36                                                                      94                803,935.59                      0.32
 37- 42                                                                      50                444,019.06                      0.18
 43- 48                                                                     368              3,724,589.94                      1.49
 49- 54                                                                     621              7,989,539.77                      3.20
 55- 60                                                                   3,509             52,159,951.26                     20.86
 61- 66                                                                     974             18,572,062.78                      7.43
 67- 72                                                                   7,195            162,032,648.22                     64.81
----------------------------------------------------- -------------------------- ------------------------- ------------------------
TOTAL                                                                    14,061           $250,009,297.57                    100.00%
===================================================== ========================== ========================= ========================


                                                                             16
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                                     % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
LOAN AGE (MONTHS)                                              AUTOMOBILE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- ------------------------
 0                                                                        1,909            $39,153,874.97                     15.66%
 1                                                                        1,821             37,706,940.30                     15.08
 2                                                                        1,978             39,389,825.97                     15.76
 3                                                                        1,796             34,474,944.38                     13.79
 4- 6                                                                     4,872             87,962,571.56                     35.18
 7+                                                                       1,685             11,321,140.39                      4.53
----------------------------------------------------- -------------------------- ------------------------- ------------------------
TOTAL                                                                    14,061           $250,009,297.57                    100.00%
===================================================== ========================== ========================= ========================

                                                                                                                     % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
DEALER STATE                                                   AUTOMOBILE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- -------------------------
 California                                                               3,530            $62,204,094.41                     24.88%
 Florida                                                                    957             18,008,205.61                      7.20
 Arizona                                                                    854             16,859,847.10                      6.74
 Oklahoma                                                                   761             13,809,559.57                      5.52
 Georgia                                                                    705             13,622,404.91                      5.45
 Colorado                                                                   686             13,204,137.97                      5.28
 Nevada                                                                     646             13,060,566.33                      5.22
 North Carolina                                                             629             11,848,419.67                      4.74
 Missouri                                                                   557              9,792,090.72                      3.92
 New York                                                                   679              9,754,081.11                      3.90
 Kansas                                                                     461              9,453,269.75                      3.78
 Washington                                                                 470              8,969,537.34                      3.59
 South Carolina                                                             454              8,539,459.11                      3.42
 New Jersey                                                                 476              7,893,970.76                      3.16
 Michigan                                                                   456              6,980,417.72                      2.79
 Massachusetts                                                              350              6,189,094.41                      2.48
 Oregon                                                                     294              5,360,834.70                      2.14

 All Others ( 12 )                                                        1,096             14,459,306.38                      5.78
----------------------------------------------------- -------------------------- ------------------------- ------------------------
TOTAL                                                                    14,061           $250,009,297.57                    100.00%
===================================================== ========================== ========================= ========================


                                                                             17
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                     % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
COLLATERAL YEAR                                                AUTOMOBILE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- ------------------------
 1993                                                                        14                $46,602.74                     0.02%
 1994                                                                        93                323,242.97                     0.13
 1995                                                                       363              1,349,777.25                     0.54
 1996                                                                       457              2,713,519.29                     1.09
 1997                                                                       684              6,012,105.10                     2.40
 1998                                                                     1,014             11,715,356.72                     4.69
 1999                                                                     2,328             38,209,239.47                    15.28
 2000                                                                     2,273             40,075,815.44                    16.03
 2001                                                                     1,847             34,403,073.55                    13.76
 2002                                                                     3,135             68,429,427.58                    27.37
 2003                                                                     1,853             46,731,137.46                    18.69
----------------------------------------------------- -------------------------- ------------------------- ------------------------
TOTAL                                                                    14,061           $250,009,297.57                   100.00%
===================================================== ========================== ========================= =======================


                                                                             18
                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
      makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                     % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                      NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
MANUFACTURER                                                   AUTOMOBILE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
----------------------------------------------------- -------------------------- ------------------------- ------------------------
 Acura                                                                       75             $1,179,960.87                     0.47%
 AM General                                                                   8                345,986.07                     0.14
 Audi                                                                        27                533,613.50                     0.21
 BMW                                                                         57              1,409,884.29                     0.56
 Buick                                                                       94              1,290,122.61                     0.52
 Cadillac                                                                    90              1,715,232.26                     0.69
 Chevrolet                                                                2,277             42,765,146.60                    17.11
 Chrysler                                                                   393              7,212,067.60                     2.88
 Dodge                                                                    1,548             29,118,982.01                    11.65
 Eagle                                                                        4                 11,885.72                     0.00
 Ford                                                                     3,107             57,838,665.93                    23.13
 Geo                                                                         22                 57,796.16                     0.02
 GMC                                                                        366              7,412,627.63                     2.96
 Honda                                                                      543              8,457,153.02                     3.38
 Hyundai                                                                    319              5,029,479.18                     2.01
 Infiniti                                                                    56                911,502.97                     0.36
 Isuzu                                                                      156              2,958,548.64                     1.18
 Jaguar                                                                       9                211,711.57                     0.08
 Jeep                                                                       516              9,611,398.27                     3.84
 Kia                                                                        118              1,613,737.81                     0.65
 Land Rover                                                                  16                353,164.50                     0.14
 Lexus                                                                       45              1,005,044.47                     0.40
 Lincoln                                                                    105              2,382,072.13                     0.95
 Mazda                                                                      239              3,777,269.73                     1.51
 Mercedes                                                                   124              3,307,715.86                     1.32
 Mercury                                                                    225              3,107,073.93                     1.24
 Mitsubishi                                                                 518              8,357,486.97                     3.34
 Nissan                                                                     876             14,507,731.90                     5.80
 Oldsmobile                                                                 175              2,265,726.91                     0.91
 Plymouth                                                                   102                889,061.68                     0.36
 Pontiac                                                                    489              6,954,261.84                     2.78
 Porsche                                                                      2                 52,879.23                     0.02
 Saab                                                                         7                154,287.95                     0.06
 Saturn                                                                     125              1,363,605.56                     0.55
 Subaru                                                                      44                865,862.95                     0.35
 Suzuki                                                                      91              1,400,951.00                     0.56
 Toyota                                                                     929             16,827,936.91                     6.73
 Volkswagen                                                                 142              2,285,576.73                     0.91
 Volvo                                                                       22                466,084.61                     0.19
----------------------------------------------------- -------------------------- ------------------------- -----------------------
TOTAL                                                                    14,061           $250,009,297.57                   100.00%
===================================================== ========================== ========================= =======================

                      [RBS GREENWICH CAPITAL LOGO OMITTED]

                         LONG BEACH ACCEPTANCE 2003-A

                            CLASS A-1 CASHFLOWS






                                 Prepayment (ABS)      0.00           Prepayment (ABS)     1.50



                                                 Class A-1                            Class A-1
Date               Period         Factor          End Bal              Factor          End Bal

                      0          1.00000%        45,500,000           1.00000%        45,500,000
15-Apr-03             1          0.93404%        42,498,676           0.84678%        38,528,371
15-May-03             2          0.86734%        39,463,828           0.69600%        31,667,914
15-Jun-03             3          0.79989%        36,395,072           0.54771%        24,920,982
15-Jul-03             4          0.73169%        33,292,022           0.40198%        18,289,971
15-Aug-03             5          0.66273%        30,154,284           0.25884%        11,777,320
15-Sep-03             6          0.59300%        26,981,462           0.11836%         5,385,516
15-Oct-03             7          0.52249%        23,773,155           0.00000%                 0
15-Nov-03             8          0.45119%        20,528,956           0.00000%                 0
15-Dec-03             9          0.37909%        17,248,454           0.00000%                 0
15-Jan-04            10          0.31685%        14,416,483           0.00000%                 0
15-Feb-04            11          0.25395%        11,554,832           0.00000%                 0
15-Mar-04            12          0.19040%         8,663,192           0.00000%                 0
                                          ....................
15-Apr-04            13          0.12618%         5,741,247           0.00000%                 0
15-May-04            14          0.06129%         2,788,681           0.00000%                 0
15-Jun-04            15          0.00000%                 0           0.00000%                 0




                                 Prepayment (ABS)       1.70        Prepayment (ABS)       2.00



                                                   Class A-1                          Class A-1
Date               Period          Factor           End Bal          Factor            End Bal

                      0             1.00000%       45,500,000         1.00000%        45,500,000
15-Apr-03             1             0.82748%       37,650,442         0.74403%        33,853,314
15-May-03             2             0.65952%       30,008,204         0.57890%        26,340,069
15-Jun-03             3             0.49621%       22,577,772         0.41565%        18,912,130
15-Jul-03             4             0.33766%       15,363,718         0.25431%        11,570,977
15-Aug-03             5             0.18397%        8,370,700         0.09490%         4,318,113
15-Sep-03             6             0.03618%        1,646,258         0.00000%                 0
15-Oct-03             7             0.00000%                0         0.00000%                 0
15-Nov-03             8             0.00000%                0         0.00000%                 0
15-Dec-03             9             0.00000%                0         0.00000%                 0
15-Jan-04            10             0.00000%                0         0.00000%                 0
15-Feb-04            11             0.00000%                0         0.00000%                 0
15-Mar-04            12             0.00000%                0         0.00000%                 0

15-Apr-04            13             0.00000%                0         0.00000%                 0
15-May-04            14             0.00000%                0         0.00000%                 0
15-Jun-04            15             0.00000%                0         0.00000%                 0

